UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

October 14, 2015

Date of Report (Date of earliest event reported)

Iron Sands Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-54477	45-2258702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 Broadway, Suite 3700 Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 800-9669

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

a) Previous Independent Accountant

Effective as of October 14, 2015, Raich Ende Malter & Co. LLP, New York, New York, was dismissed as the independent registered public accounting firm for Iron Sands Corp., a Delaware corporation (the “Company”). The decision to dismiss Raich Ende Malter & Co. LLP was approved by the Company’s Board of Directors on October 14, 2015. The audit report of Raich Ende Malter & Co. LLP, dated July 14, 2015, on the Company’s financial statements for the past two fiscal years ended March 31, 2015, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report dated July 14, 2015 for the past two fiscal years ended March 31, 2015, contained statements indicating there is substantial doubt about the Company’s ability to continue as a going-concern. During the Company’s two most recent fiscal years ended March 31, 2015, and any subsequent interim period up to and including the date of Raich Ende Malter & Co. LLP’s dismissal, there have been no disagreements with Raich Ende Malter & Co. LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Raich Ende Malter & Co. LLP, would have caused them to make reference thereto in their report on the financial statements for such periods. Further, there were no other reportable events, as contemplated by Item 304(a)(1)(v) of Regulation S-K, during the two most recent fiscal years and the interim period up to the date of dismissal.

On October 14, 2015, the Company provided a draft copy of this report on Form 8-K to Raich Ende Malter & Co. LLP, requesting their comments on the information contained herein. The response from Raich Ende Malter & Co. LLP is filed herewith as Exhibit 16.1 to this Current Report on Form 8-K.

b) New Independent Accountant

On October 15, 2015, the Board of Directors of the Company appointed the firm of Hein & Associates LLP, 1999 Broadway, Suite 4000, Denver, Colorado 80202, as the principal independent registered public accounting firm of the Company, effective immediately, for the fiscal year ended March 31, 2016. During the two most recent fiscal years or subsequent interim period, neither the Company, nor anyone on its behalf, consulted with Hein & Associates LLP regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did Hein & Associates LLP, provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue. Further, during the Company's two most recent fiscal years ended March 31, 2015 or subsequent interim period, the Company has not consulted with Hein & Associates LLP, on any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any "reportable event" (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

16.1	Letter from Raich Ende Malter & Co. LLP, dated October 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Iron Sands Corp.

Dated: October 16, 2015
	By:	/s/ Mikhail Y. Gurfinkel
Mikhail Y. Gurfinkel
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Raich Ende Malter & Co. LLP, dated October 16, 2015.